Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

a)

On November 13, 2006, one of the Partnership’s shuttle tankers, the Navion Hispania, collided with the Njord Bravo, an FSO unit, while preparing to load an oil cargo from the Njord Bravo. The Njord Bravo services the Njord field, which is operated by Statoil Petroleum AS (or Statoil) and is located off the Norwegian coast. At the time of the incident, Statoil was chartering the Navion Hispania from the Partnership. The Navion Hispania and the Njord Bravo both incurred damage as a result of the collision. In November 2007, Navion Offshore Loading AS (or NOL) and Teekay Navion Offshore Loading Pte Ltd. (or TNOL), subsidiaries of the Partnership, and Teekay Shipping Norway AS (or TSN), a subsidiary of Teekay Corporation, were named as co-defendants in a legal action filed by Norwegian Hull Club (the hull and machinery insurers of the Njord Bravo), several other insurance underwriters and various licensees in the Njord field. The Plaintiffs sought damages for vessel repairs, expenses for a replacement vessel and other amounts related to production stoppage on the field, totaling NOK 213,000,000 (approximately $34.7 million).

The appellate court in June 2013 held that NOL, TNOL and TSN are jointly and severally responsible towards the Plaintiffs for all the losses as a result of the collision, plus interests accrued on the amount of damages. In addition, Statoil ASA was held not to be under an obligation to indemnify NOL, TNOL and TSN for the losses. NOL, TNOL and TSN were also held liable for legal costs associated with court proceedings. As a result of this judgment, in the second quarter of 2013, the Partnership recognized a liability in the amount of NOK 213,000,000 in respect of damages, NOK 66,000,000 in respect of interest and NOK 11,000,000 in respect of legal costs, totaling NOK 290,000,000 (approximately $47.3 million), to the Plaintiffs recorded in accrued liabilities. In the fourth quarter of 2013, the Partnership recognized an additional liability of NOK 4,000,000 in respect of interest, bringing the total liability to NOK 294,000,000 (approximately $47.9 million). The judgment rendered deals with liability only and the ultimate amount of damages may be reduced compared to the NOK 213,000,000 claimed by the Plaintiffs.

The Partnership and Teekay Corporation maintain protection and indemnity insurance for damages to the Navion Hispania and insurance for collision-related costs and claims. These insurance policies are expected to cover the costs related to this incident, including any costs not indemnified by Statoil, and thus a receivable of NOK 294,000,000 (approximately $47.9 million) was concurrently recorded in accounts receivable, which equals the total cost of the claim. In addition, Teekay Corporation has agreed to indemnify the Partnership for any losses it may incur in connection with this incident.

In the fourth quarter of 2013, the insurer made payments directly to the Plaintiffs in full settlement of interest and partial settlement of legal costs and thus the Partnership, as at December 31, 2013, reduced its liability and related receivable to NOK 213,000,000 in respect of damages and approximately NOK 3,400,000 in respect of legal costs, totaling approximately NOK 216,400,000 (approximately $35.3 million). No further payments were made during the first six months of 2014.

b)

During 2010, an unrelated party contributed a 1995-built shuttle tanker, the Randgrid, to a subsidiary of the Partnership for a 33% equity interest in the subsidiary. The non-controlling interest owner in the subsidiary holds a put option which, if exercised, would obligate the Partnership to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at June 30, 2014.

c)

In May 2013, the Partnership entered into an agreement with Statoil, on behalf of the field license partners, to provide an FSO unit for the Gina Krog oil and gas field located in the North Sea. The contract will be serviced by a new FSO unit that will be converted from the Randgrid shuttle tanker, which the Partnership currently owns through a 67% owned subsidiary and intends to acquire full ownership of the vessel prior to its conversion. The FSO conversion project is expected to cost approximately $281 million, including amounts reimbursable upon delivery of the unit relating to installation and mobilization, and the cost of acquiring the remaining 33% ownership interest in the Randgrid shuttle tanker. As at June 30, 2014, payments made towards this commitment totaled $27.3 million. Following scheduled completion in early-2017, the newly converted FSO unit will commence operations under a three-year time-charter contract to Statoil, which includes 12 additional one-year extension options.

d)

In May 2013, the Partnership entered into a ten-year charter contract, plus extension options, with Salamander Energy plc (or Salamander) to supply a FSO unit in Asia. The Partnership converted its 1993-built shuttle tanker, the Navion Clipper, into an FSO unit for an estimated fully built-up cost of approximately $73 million, including mobilization costs. As at June 30, 2014, payments made towards this commitment totaled $39.9 million. The unit commenced its charter contract with Salamander in mid-August of 2014.

e)

In March 2014, the Partnership acquired 100% of the shares of ALP, a Netherlands-based provider of long-haul ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrently with this transaction, the Partnership and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four state-of-the-art SX-157 Ulstein Design ultra-long distance towing and anchor handling vessel newbuildings. These vessels will be equipped with dynamic positioning capability and are scheduled for delivery in 2016. The Partnership is committed to acquire these newbuildings for a total cost of approximately $258 million. As at June 30, 2014, payments made towards these commitments totaled $46.9 million and the remaining payments required to be made under these newbuilding contracts are $14.4 million (balance of 2014), $77.9 million (2015) and $119.1 million (2016). The Partnership intends to continue financing the newbuilding installments through its existing liquidity and expects to secure long-term debt financing for these vessels prior to their scheduled deliveries in 2016.